Related Parties	12 Months Ended
Dec. 31, 2012
Related Parties
6.	RELATED PARTIES

Management Services

Affiliates of Thomas H. Lee Partners, L.P. and Quadrangle Group LLC provide management and advisory services pursuant to the management services agreement entered into in connection with the consummation of the recapitalization. The fees for services and expenses were $4.1 million for the years ended December 31, 2012 and 2011 and $4.2 million for the year ended December 31, 2010. On October 2, 2009, the Company filed a Registration Statement on Form S-1 (Registration No. 333-162292) with the Securities Exchange Commission and has made subsequent amendments. Upon successful completion of the Proposed Offering, the contract for management services with the affiliates of Thomas H. Lee Partners, L.P. and Quadrangle Group LLC would be terminated. The early termination of this agreement will require a payment of an amount equal to the net present value (using a discount rate equal to the then prevailing yield on the U.S. Treasury Securities of like maturity) of the $4.0 million annual management fee that would have been payable under the management services agreement from the date of termination until the seventh anniversary of such termination, such fee to be due and payable at the closing of the offering.

Lease

We lease certain office space owned by a partnership whose partners own approximately 24% of our common stock at December 31, 2012. Related party lease expense was approximately $0.7 million each year for the years ended December 31, 2012, 2011 and 2010. The lease expires in 2017. The lease contains a change of control provision which provides either party, with ninety day notice, an option for early termination of the lease effective August 31, 2014.